UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 27, 2026
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 27, 2026, the Board of Directors (the “Board”) of Sleep Number Corporation (the “Company”), with the advice of its independent compensation consultant and its financial advisors, approved one-time cash retention awards (“Retention Awards”) to critical leaders, including named executive officers. In connection with the grants of the Retention Awards, Ms. Findley waived her right to receive payment of the outstanding portion of her previously-granted sign-on bonus, and Messrs. Hellfeld and Krusmark and Ms. Barra waived their right to receive payment of any outstanding amounts under their previously-granted retention awards, including awards granted in March 2025. Ms. O’Keefe did not have any outstanding retention awards and thus did not waive any outstanding amounts. The table below sets forth the amounts of the Retention Awards as well as the amounts waived by our named executive officers:

Name	Title	Retention Award	Waived Previous Sign-On Bonus or Retention Award	Net New Retention Amount
Linda Findley	President and Chief Executive Officer	$2,500,000	$625,000	$1,875,000
Amy O'Keefe	Executive Vice President and Chief Financial Officer	$1,000,000	$—	$1,000,000
Melissa Barra	Executive Vice President and Chief Product, Technology & Strategy Officer	$700,000	$400,000	$300,000
Samuel Hellfeld	Executive Vice President and Chief Legal & Risk Officer and Secretary	$850,000	$400,000	$450,000
Christopher Krusmark	Executive Vice President and Chief Retail & People Officer	$450,000	$300,000	$150,000

The Retention Awards, less any necessary deductions, were paid by the Company to each named executive officer on May 27, 2026, the effective date of the named executive officer’s letter agreement (the “Retention Agreement”) which sets forth the terms and conditions of the respective Retention Award. The Retention Agreements require repayment of the Retention Award by each named executive officer if the named executive officer’s employment is terminated by the Company for “cause” (as defined in the Retention Agreement) or due to resignation by the executive, in each case within twelve months of the issuance date. Such repayment obligation will no longer apply in the event of certain corporate events, including certain corporate transactions, or in the event the named executive officer experiences a termination of employment by the Company without “cause” or due to death or disability.

The above description is a summary of the terms of the Retention Agreements and is subject to and qualified in its entirety by the terms of the Retention Agreements, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending July 4, 2026.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: June 2, 2026	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President and Chief Legal and Risk Officer